UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21337

Western Asset Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: May 31

Date of reporting period: November 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2013

WESTERN ASSET

GLOBAL HIGH INCOME

FUND INC. (EHI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global High Income Fund Inc. for the six-month reporting period ended November 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

December 27, 2013

II	Western Asset Global High Income Fund Inc.

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended November 30, 2013 (the “reporting period”), but the pace was mixed. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. GDP growth in the second quarter then improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The U.S. Department of Commerce’s final reading for third quarter 2013 GDP growth, released after the reporting period ended, was 4.1%. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending.

The U.S. job market improved during the reporting period, although unemployment remained elevated from a historical perspective. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.6%. Unemployment then declined to 7.4% in July, 7.3% in August and 7.2% in September 2013. After rising to 7.3% in October, unemployment then fell to 7.0% in November, its lowest reading since November 2008. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 63% in November, close to its lowest level since 1978.

While sales of existing-homes have declined in recent months given rising mortgage rates, home prices continued to move higher. According to the National Association of Realtors (“NAR”), existing-home sales fell 4.3% on a seasonally adjusted basis in November 2013 versus the previous month and were 1.2% lower than in November 2012. However, the NAR reported that the median existing-home price for all housing types was $196,300 in November 2013, up 9.4% from November 2012. The inventory of homes available for sale in November 2013 was 0.9% lower than the previous month at a 5.1 month supply at the current sales pace and was 5.0% higher than in November 2012.

The manufacturing sector expanded throughout the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior five months, the PMI fell to 49.0 in May 2013. (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, this was a short-term setback, as the PMI rose over the next six months and was 57.3 in November, the best reading since April 2011.

Western Asset Global High Income Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. As expected, at its meeting that concluded on October 30, 2013, the Fed maintained its asset purchase program. Finally, at the Fed’s meeting that concluded on December 18, 2013, after the reporting period ended, the Fed announced that it would begin reducing its monthly asset purchases, saying “In light of the cumulative progress toward maximum employment and the improvement in the outlook for labor market conditions, the Committee decided to modestly reduce the pace of its asset purchases. Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, in September 2012, prior to the beginning of the reporting period, the European Central Bank (“ECB”)v introduced its Outright Monetary Transactions (“OMT”) program. With the OMT program, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rate to a new record low of 0.25% in November 2013. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its

IV	Western Asset Global High Income Fund Inc.

economy. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2013?

A. Short-term Treasury yields edged lower, whereas long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.30%. It fell as low as 0.27% in mid-June 2013 and was as high as 0.52% on September 5, 2013, before ending the period at 0.28%. The yield on the ten-year Treasury began the period at 2.16%. Ten-year Treasuries reached a low of 2.08% on June 6, 2013 and peaked at 2.98% on September 5, 2013, before moving down to 2.75% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors generated weak results during the reporting period. The spread sectors performed poorly during the first month of the period amid sharply rising interest rates given the Fed’s indications that it may begin tapering its asset purchase program sooner than previously anticipated. Most spread sectors then rallied in July 2013 amid improving investor demand. However, the spread sectors again weakened in August, before strengthening in September and October after the Fed chose not to taper its asset purchase program. The spread sectors then generated mixed results in November. The overall bond market, as measured by the Barclays U.S. Aggregate Indexvi, fell 0.56% during the six months ended November 30, 2013.

Q. How did the high-yield market perform over the six months ended November 30, 2013?

A. The U.S. high-yield bond market was one of the few spread sectors to generate a positive return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii declined in June. After a brief rally in July, the high yield bond market again weakened in August, before again moving higher in September, October and November. All told, the high-yield bond market gained 2.61% for the six months ended November 30, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated poor results during the six months ended November 30, 2013. The asset class fell during two of the first three months of the reporting period. This weakness was due to a number of factors, including concerns over moderating global growth, fears of a “hard landing” for China’s economy, generally weaker commodity prices and sharply rising U.S. interest rates. However, the asset class then rallied sharply in September and October, as the Fed did not taper its asset purchase program and investor demand increased. The asset class then declined in November as interest rates moved higher. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii fell 3.89% during the six months ended November 30, 2013.

Western Asset Global High Income Fund Inc.	V

Investment commentary (cont’d)

Performance review

For the six months ended November 30, 2013, Western Asset Global High Income Fund Inc. returned 1.04% based on its net asset value (“NAV”)ix and -1.92% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned -0.56%, 2.61% and -3.89%, respectively, over the same time frame. The Lipper High Yield (Leveraged) Closed-End Funds Category Averagex returned 4.08% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.58 per share. As of November 30, 2013, the Fund estimates that 100.00% of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2013 (unaudited)
Price Per Share	6-Month Total Return**
$13.26 (NAV)	1.04	%†
$12.44 (Market Price)	-1.92	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEHIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

VI	Western Asset Global High Income Fund Inc.

Thank you for your investment in Western Asset Global High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and

Chief Executive Officer

December 27, 2013

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options, futures contracts, swap agreements and credit default swaps, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, regulatory and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit risk (risk of default) and liquidity risk than investment grade bonds. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Global High Income Fund Inc.	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 37 funds in the Fund’s Lipper category.

VIII	Western Asset Global High Income Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2013 and May 31, 2013 and does not include derivatives such as futures contracts, forward foreign currency contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	1

Spread duration (unaudited)

Economic Exposure — November 30, 2013

Total Spread Duration
EHI	— 4.29 years
Benchmark	— 4.76 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
Benchmark	— 1/3 Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

2	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

Effective duration (unaudited)

Interest Rate Exposure — November 30, 2013

Total Effective Duration
EHI	— 4.55 years
Benchmark	— 5.51 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 1/3 Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

November 30, 2013

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 105.6%
Consumer Discretionary — 16.1%
Auto Components — 0.6%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	380,000		$403,750
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	200,000	EUR	318,446	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,075,000	EUR	1,562,961	(a)
Total Auto Components					2,285,157
Automobiles — 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	690,000		788,325	(b)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000		326,975	(a)
Total Automobiles					1,115,300
Diversified Consumer Services — 0.6%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	167,515	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	260,000	GBP	434,377
Laureate Education Inc., Senior Notes	9.250%	9/1/19	540,000		594,000	(a)
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		214,137	(b)
Service Corp. International, Senior Notes	7.500%	4/1/27	480,000		512,400	(b)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	500,000		522,500	(a)
Total Diversified Consumer Services					2,444,929
Hotels, Restaurants & Leisure — 4.3%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	370,000		377,585	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	757,452		728,136	(a)(c)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	410,000		446,900	(b)
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	670,000		730,300
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step bond	0.000%	4/15/19	230,000		207,000	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,280,000		1,305,600	(b)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	2,800,000		2,703,750	(b)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	770,000		881,650
CCM Merger Inc., Senior Notes	9.125%	5/1/19	940,000		991,700	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	503,000		497,970	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	700,000		706,125	(a)(b)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,095,000	GBP	1,872,377
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	880,000		932,800	(a)(b)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	420,000		449,400	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,934,000		2,117,730	(a)

See Notes to Financial Statements.

4	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	270,000		$288,900	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	890,000		914,475	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	180,000		197,325	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,070,000		1,186,363
Total Hotels, Restaurants & Leisure					17,536,086
Household Durables — 0.6%
APX Group Inc., Senior Secured Notes	6.375%	12/1/19	500,000		507,500
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	690,000		708,112
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	830,000		896,400
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	550,000		544,500	(a)
Total Household Durables					2,656,512
Media — 6.1%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	290,000		316,825
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,990,000		4,379,025	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	260,000		284,050
Cerved Group SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	144,669	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	150,000	EUR	217,374	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	530,000		551,200
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	250,000		258,750
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	70,000		73,500
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,736,250	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	920,000		1,069,500	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	190,000		205,675
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	210,000		215,775	(a)
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	980,000		1,068,358	(b)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	500,000		522,500	(a)
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	330,000		349,800	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,500,000	EUR	2,219,092	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	517,766		528,121	(a)(c)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,195,000		1,302,550	(a)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	200,000	EUR	290,783	(a)(c)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	922,000		1,098,677	(b)
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	352,000		413,628
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	231,000	EUR	335,070	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

November 30, 2013

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	225,000	EUR	$322,545	(a)
UBM PLC, Notes	5.750%	11/3/20	1,500,000		1,550,322	(a)(b)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	710,000		789,875	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	840,000		909,300	(a)(b)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	300,000		335,250	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	90,000		99,450	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	330,000		355,988	(a)(b)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,250,000	EUR	1,817,736	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,510,000		1,566,625	(a)(b)
Total Media					25,328,263
Multiline Retail — 0.6%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	790,000		795,925
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	180,000		178,650	(b)
Neiman Marcus Group Ltd. Inc., Senior Notes	8.000%	10/15/21	70,000		72,275	(a)
Neiman Marcus Group Ltd. Inc., Senior Notes	8.750%	10/15/21	1,330,000		1,376,550	(a)(c)
Total Multiline Retail					2,423,400
Specialty Retail — 2.8%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	260,000	GBP	466,918	(a)
American Greetings Corp., Senior Notes	7.375%	12/1/21	700,000		707,000	(b)
Edcon Holdings Pty Ltd., Senior Secured Subordinated Bonds	13.375%	6/30/19	210,000	EUR	303,539	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,825,000	EUR	2,596,115	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,000,000	EUR	1,422,529	(a)
Gap Inc., Senior Notes	5.950%	4/12/21	1,750,000		1,942,444	(b)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,030,000		983,650
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	430,000		451,500	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	150,000		154,314	(a)(c)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,130,000		1,144,125	(a)(c)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,290,000		1,402,875	(a)(b)
Total Specialty Retail					11,575,009
Textiles, Apparel & Luxury Goods — 0.2%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	330,000		333,300	(a)(c)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	650,000		651,625	(a)(b)
Total Textiles, Apparel & Luxury Goods					984,925
Total Consumer Discretionary					66,349,581

See Notes to Financial Statements.

6	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Staples — 3.3%
Beverages — 0.3%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	420,000		$444,150	(a)
Coca-Cola Icecek AS, Senior Bonds	4.750%	10/1/18	270,000		279,058	(a)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	630,000		670,950	(a)
Total Beverages					1,394,158
Food & Staples Retailing — 0.2%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	850,000		857,438	(a)
Food Products — 2.4%
Alicorp SAA, Senior Notes	3.875%	3/20/23	320,000		292,800	(a)
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	900,000	GBP	1,623,618	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,270,000		1,363,662	(a)(b)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	670,000		667,488	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	585,000	EUR	873,395	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	447,844	EUR	668,623	(a)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	440,000		410,300	(a)
Marfrig Holding Europe BV, Senior Notes	11.250%	9/20/21	500,000		490,000	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	820,000		873,300	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,250,000		1,318,750	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	730,000		757,375	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	370,000		380,175	(a)
Total Food Products					9,719,486
Household Products — 0.1%
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	350,000		373,625	(a)
Personal Products — 0.1%
Hypermarcas SA, Notes	6.500%	4/20/21	480,000		505,680	(a)(b)
Tobacco — 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	660,000		610,500	(a)
Total Consumer Staples					13,460,887
Energy — 16.0%
Energy Equipment & Services — 1.4%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	420,000		453,600	(b)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	490,000		558,600	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	640,000		710,400	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	530,000		559,150	(a)
Offshore Drilling Holding SA, Senior Secured Notes	8.375%	9/20/20	500,000		531,250	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	910,000		977,113	(b)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2013

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	570,000	$612,750	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	780,000	869,700
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	460,000	449,075	(a)
Total Energy Equipment & Services				5,721,638
Oil, Gas & Consumable Fuels — 14.6%
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	540,000	530,550	(a)
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000	58,156
Apache Corp., Senior Notes	6.000%	1/15/37	280,000	316,559	(b)
Arch Coal Inc., Senior Notes	8.750%	8/1/16	530,000	545,900	(b)
Arch Coal Inc., Senior Notes	7.000%	6/15/19	620,000	480,500
Arch Coal Inc., Senior Notes	9.875%	6/15/19	390,000	337,350
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	280,000	298,200
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	580,000	645,250	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	210,000	233,625
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	430,000	480,525
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	520,000	525,200	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	620,000	682,000
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	840,000	948,150	(b)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	730,000	788,400
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	160,000	178,589	(b)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	600,000	672,000	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	790,000	863,075	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	552,916	547,387	(a)(c)(e)
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000	300,421	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	931,803	1,022,654	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	900,000	1,066,500	(b)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	583,000	617,980
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	900,000	873,000	(a)
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,260,000	1,295,560	(b)
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000	91,489
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	550,000	639,776	(b)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.875%	12/15/17	646,595	678,925	(a)(c)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	420,000	429,450	(a)

See Notes to Financial Statements.

8	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	970,000	$1,014,794	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	870,000	926,550
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	730,000	744,600
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000	1,101,459	(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	770,000	856,625
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,542,000	1,719,638	(a)(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	496,000	543,120	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,240,000	1,336,100
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	143,000	155,155
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,370,000	1,400,825	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	900,000	679,500
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	490,000	509,600	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	600,000	621,000	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	820,000	905,239	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	870,000	872,175	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	780,000	824,850	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	900,000	821,250	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	382,000	403,010	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	283,000	298,565	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,040,000	1,066,000	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	3,387,000	3,488,610	(f)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	410,000	413,325	(b)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,620,000	1,588,849	(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,650,000	2,000,625	(f)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	970,000	1,047,600	(b)
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	1,220,000	1,086,598
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000	1,109,250	(a)(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	2,385,000	2,670,284	(a)(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	515,000	568,411	(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,040,000	997,100	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	560,000	478,800	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,080,000	1,161,000	(a)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	460,000	492,200	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	757,000	893,260	(a)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	970,000	960,581	(a)(b)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	300,000	331,500	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2013

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	1,010,000	$1,161,500	(a)(b)
Samson Investment Co., Senior Notes	10.500%	2/15/20	1,840,000	1,998,700	(a)(b)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	740,000	760,350	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	250,000	256,250
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	510,000	550,800	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	430,000	418,712	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	310,000	288,300	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	370,000	388,500	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	560,000	492,800	(a)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000	599,677	(b)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,310,000	903,900	(a)
Total Oil, Gas & Consumable Fuels				60,054,708
Total Energy				65,776,346
Financials — 14.7%
Capital Markets — 1.4%
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000	382,268	(b)
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000	1,763,622	(b)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,500,000	2,781,090	(b)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	390,000	466,054	(b)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000	554,648	(b)
Total Capital Markets				5,947,682
Commercial Banks — 5.2%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,050,000	2,726,531	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,000,000	5,268,750
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	870,000	991,800	(a)(b)(g)(h)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	3,410,000	3,561,118	(a)(b)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,600,000	2,677,277	(a)(b)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,880,000	1,871,356	(a)(b)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	460,000	484,150	(b)(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,920,000	2,967,146	(b)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	340,000	371,747
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000	635,474	(a)
Total Commercial Banks				21,555,349
Consumer Finance — 1.6%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,957,000	2,343,507	(b)
American Express Co., Notes	7.000%	3/19/18	260,000	314,483	(b)

See Notes to Financial Statements.

10	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Finance — continued
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	910,000	EUR	$1,330,929	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	970,000		1,130,853	(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	590,000		689,563
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	340,000		353,600	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	300,000		320,250	(a)
Total Consumer Finance					6,483,185
Diversified Financial Services — 4.2%
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000		561,479	(b)
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000		1,852,944	(b)
Citigroup Inc., Senior Notes	8.500%	5/22/19	2,000,000		2,602,150	(b)
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	650,000		755,132	(b)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	500,000		539,557
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,620,000		1,913,625
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,530,000		3,010,700
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	4,280,000		4,140,900	(g)(h)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	600,000		625,500
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	740,000		801,975
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		541,250	(a)(b)(g)
Total Diversified Financial Services					17,345,212
Insurance — 1.5%
American International Group Inc., Senior Notes	8.250%	8/15/18	4,000,000		5,074,700	(b)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	460,000		480,700	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	490,000		526,750	(a)
Total Insurance					6,082,150
Real Estate Investment Trusts (REITs) — 0.4%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	1,360,000		1,637,358	(a)(b)
Real Estate Management & Development — 0.4%
Country Garden Holdings Co., Ltd., Senior Notes	11.125%	2/23/18	380,000		426,075	(a)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,110,000		1,157,175	(a)
Total Real Estate Management & Development					1,583,250
Total Financials					60,634,186
Health Care — 5.3%
Health Care Equipment & Supplies — 1.0%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	750,000		772,500
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	550,000		565,813	(a)(c)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,250,000		1,150,000

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2013

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Equipment & Supplies — continued
Ontex IV SA, Senior Notes	9.000%	4/15/19	640,000	EUR	$944,925	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	400,000	EUR	590,578	(a)
Total Health Care Equipment & Supplies					4,023,816
Health Care Providers & Services — 3.8%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	670,000		817,400	(b)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	980,000		1,070,650	(b)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,180,000		2,192,262
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	750,000	GBP	1,263,452	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	730,000		791,138
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,340,000		1,467,300
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,080,000		1,232,550	(b)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	110,000		123,200	(a)(b)
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	40,000		42,000
HCA Inc., Senior Secured Notes	8.500%	4/15/19	1,450,000		1,553,313	(b)
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		2,389,620	(b)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	430,000		456,875
Labco SAS, Senior Secured Notes	8.500%	1/15/18	146,000	EUR	211,574	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	850,000		318,750	(a)(i)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	860,000		898,700
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	760,000		826,500
Total Health Care Providers & Services					15,655,284
Pharmaceuticals — 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,460,000	EUR	2,234,806	(a)
Total Health Care					21,913,906
Industrials — 13.3%
Aerospace & Defense — 1.4%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,060,000		1,034,825	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	550,000		616,000	(b)
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	1,291,000		1,321,661	(a)(b)
GenCorp Inc., Secured Notes	7.125%	3/15/21	420,000		451,500
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,550,000		1,685,625	(b)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	460,000		501,400
Total Aerospace & Defense					5,611,011
Airlines — 1.3%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	310,000		310,000	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	730,000		770,150	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	343,104		361,117	(a)(b)

See Notes to Financial Statements.

12	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Airlines — continued
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	821,000		$827,158	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	53,002		54,062
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	359,363		394,401	(b)
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	260,000		275,600	(a)(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	900,000	GBP	1,618,379	(a)
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	143,599		154,297	(b)
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	270,000		279,450
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	123,260		124,900	(b)
Total Airlines					5,169,514
Building Products — 0.6%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	700,000		679,000	(a)
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	560,000		550,200	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	360,000		379,350	(a)(b)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	613,000	EUR	949,557	(a)
Total Building Products					2,558,107
Commercial Services & Supplies — 2.1%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	1,110,000		1,177,988
Garda World Security Corp., Senior Notes	7.250%	11/15/21	200,000		204,000	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	460,000		531,300	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,470,000		1,558,200
Monitronics International Inc., Senior Notes	9.125%	4/1/20	150,000		159,000	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	430,000		491,275	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,786,000		1,964,600	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	309,000		339,900	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	700,000		677,250	(a)
TMS International Corp., Senior Notes	7.625%	10/15/21	310,000		329,375	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	948,000		1,066,500	(b)
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	270,000		302,400
Total Commercial Services & Supplies					8,801,788
Construction & Engineering — 1.1%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	770,000		820,050	(a)(b)
Astaldi SpA, Senior Bonds	7.125%	12/1/20	360,000	EUR	489,168	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	200,000		180,500	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

November 30, 2013

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Construction & Engineering — continued
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	750,000		$772,500	(a)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	480,000		470,400	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	2,160,000		1,868,400	(a)
Total Construction & Engineering					4,601,018
Electrical Equipment — 0.3%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	560,000		596,400	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	490,000		518,175	(a)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	138,441	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	142,654	(a)
Total Electrical Equipment					1,395,670
Industrial Conglomerates — 0.2%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	540,000		600,750
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	380,000		392,590	(a)(b)
Total Industrial Conglomerates					993,340
Machinery — 1.8%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,490,000		1,598,025	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	790,000		795,925	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	680,000		763,300
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,620,000	EUR	2,418,632	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	380,000	EUR	574,433	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	340,000	EUR	513,966	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	480,000		512,400	(a)
Total Machinery					7,176,681
Marine — 0.7%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	911,637		829,590	(c)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	508,000		509,905
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	750,000		763,125	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	490,000		525,525	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	80,000		85,300	(a)
Total Marine					2,713,445
Road & Rail — 1.7%
Flexi-Van Leasng Inc., Senior Notes	7.875%	8/15/18	670,000		713,550	(a)
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	1,694,143		1,761,909	(c)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	1,200,000	EUR	1,728,525	(a)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	210,000	EUR	302,492	(a)
Jack Cooper Finance Co., Senior Secured Notes	9.250%	6/1/20	540,000		582,525	(a)

See Notes to Financial Statements.

14	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Road & Rail — continued
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	800,000		$863,000	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	981,000		1,091,362	(b)
Total Road & Rail					7,043,363
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	980,000		1,075,550	(b)
Transportation — 1.5%
CMA CGM, Senior Notes	8.500%	4/15/17	2,410,000		2,343,725	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	910,000		966,875	(a)(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,090,000		1,084,550	(a)(c)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	910,000		948,675	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	710,000		711,775	(a)
Total Transportation					6,055,600
Transportation Infrastructure — 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	560,000		597,100	(a)
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	430,000		458,488	(a)
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	220,000		221,100	(a)
Total Transportation Infrastructure					1,276,688
Total Industrials					54,471,775
Information Technology — 2.5%
Computers & Peripherals — 0.6%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	2,500,000		2,573,142	(b)
Electronic Equipment, Instruments & Components — 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	350,000	EUR	518,383	(a)
Internet Software & Services — 0.3%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	590,000		688,825
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	540,000		598,050
Total Internet Software & Services					1,286,875
IT Services — 0.3%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	170,000		168,300	(a)
First Data Corp., Senior Secured Notes	6.750%	11/1/20	1,020,000		1,073,550	(a)(b)
Total IT Services					1,241,850
Semiconductors & Semiconductor Equipment — 0.3%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	602,000		615,545
STATS ChipPAC Ltd., Senior Notes	4.500%	3/20/18	563,000		563,000	(a)
Total Semiconductors & Semiconductor Equipment					1,178,545

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

November 30, 2013

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Software — 0.9%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	550,000		$577,500	(a)
Healthcare Technology Intermediate Inc., Senior Notes	7.375%	9/1/18	880,000		908,600	(a)(c)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	680,000		712,300	(a)
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	890,000	EUR	1,263,148	(a)
Total Software					3,461,548
Total Information Technology					10,260,343
Materials — 14.8%
Chemicals — 1.5%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	382,000		360,990	(a)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	890,000		956,750	(a)
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	441,245	EUR	607,059	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	792,000	EUR	1,155,538	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	370,000	EUR	580,684	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	290,000	EUR	455,130	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	549,000		528,412	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	250,000		240,625	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	360,000	EUR	516,073	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	370,000	EUR	530,408	(a)
Total Chemicals					5,931,669
Construction Materials — 0.7%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	360,000		329,400	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	550,000		611,875	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	450,000		500,625	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	1,370,000		1,507,000	(a)
Total Construction Materials					2,948,900
Containers & Packaging — 2.5%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,700,000	EUR	2,517,858	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,080,000		1,166,400	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	1,000,000		1,007,500	(a)
BOE Intermediate Holding Corp., Senior Notes	9.000%	11/1/17	271,830		281,344	(a)(c)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	840,000		848,400	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	150,000		138,750
Pactiv LLC, Senior Notes	7.950%	12/15/25	1,890,000		1,748,250
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,210,000		1,297,725
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,330,000		1,408,137	(a)(b)
Total Containers & Packaging					10,414,364

See Notes to Financial Statements.

16	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — 8.8%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	390,000		$410,475
ArcelorMittal, Senior Notes	5.000%	2/25/17	500,000		533,125
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,080,000		1,138,050
ArcelorMittal, Senior Notes	6.750%	2/25/22	50,000		54,437
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	630,000		595,350	(a)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	2,390,000		2,422,349	(b)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,500,000		1,522,500	(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	600,000		595,099	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	452,000		455,616	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	450,000		453,600	(a)
Evraz Group SA, Notes	8.250%	11/10/15	230,000		247,273	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	940,000		1,037,525	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	2,160,000		2,039,861	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	201,000		208,663	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	450,000		468,562	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,120,000		1,257,200	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,500,000		1,627,500	(a)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	440,000		409,200	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	920,000		772,800	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	760,000		190,000	(a)(i)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	730,000		720,875
New World Resources NV, Senior Notes	7.875%	1/15/21	800,000	EUR	459,281	(a)
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	330,000		282,975	(a)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	850,000		941,375	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	420,000		468,300	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,250,000		1,287,500	(a)(b)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	540,000		569,025
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	670,000		601,325	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	470,000		502,900	(a)(c)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	550,000	EUR	800,215	(a)(c)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	500,000		495,000	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,410,000		1,954,009	(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,020,000		861,900	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	370,000		403,300
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	340,000		357,000	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	360,000		349,200	(a)(b)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

November 30, 2013

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	550,000	$572,000
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	750,000	840,000
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,983,000	3,478,527	(f)
Vale Overseas Ltd., Notes	6.875%	11/21/36	819,000	842,459	(b)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	150,000	145,618
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,290,000	1,296,450	(a)(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	830,000	863,200	(a)(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	160,000	178,000	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	460,000	443,900	(a)
Total Metals & Mining				36,153,519
Paper & Forest Products — 1.3%
Appvion Inc., Secured Notes	9.000%	6/1/20	1,800,000	1,764,000	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	202,000	234,729	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	245,000	242,479
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	197,000	216,700	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	280,000	308,000	(a)(b)
Inversiones CMPC SA, Notes	4.750%	1/19/18	460,000	485,683	(a)(b)
Inversiones CMPC SA, Notes	4.375%	5/15/23	260,000	244,134	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	310,000	296,506	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	920,000	839,500	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	640,000	670,400
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	117,000	81,900
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	144,000	65,520
Total Paper & Forest Products				5,449,551
Total Materials				60,898,003
Telecommunication Services — 13.8%
Diversified Telecommunication Services — 10.6%
Axtel SAB de CV, Senior Secured Notes, Step Bond	7.000%	1/31/20	2,233,000	2,121,350	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	240,000	357,353	(b)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	3,840,000	3,811,200	(b)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	900,000	985,500	(a)(b)
Empresa Nacional de Telecomunicaciones S.A., Senior Notes	4.875%	10/30/24	270,000	265,167	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	230,000	240,350	(a)(b)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,920,000	2,119,200	(b)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	3,670,000	3,527,788	(a)(b)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000	240,020	(b)

See Notes to Financial Statements.

18	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	375,000		$399,375
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,945,000		2,188,125
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	400,000		423,500	(a)(b)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,000,000		3,190,620	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	690,000		646,875	(a)(b)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	640,000		639,200
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	270,000		285,525	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	358,000		397,380	(a)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	386,117	EUR	548,502	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	913,000	EUR	1,380,895	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	1,250,000	EUR	1,976,478	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	400,000	EUR	632,473	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	7,940,000		8,489,535	(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	3,061,334	EUR	4,326,133	(a)(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	4,370,000		4,495,637	(b)
Total Diversified Telecommunication Services					43,688,181
Wireless Telecommunication Services — 3.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	504,000		576,403	(b)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	900,000		970,875	(a)(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	760,000	EUR	1,071,931	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	740,000	GBP	1,278,973	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,190,000		1,136,450	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,580,000		2,786,400	(b)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	1,780,000		2,158,250	(a)(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	1,440,000		1,580,400	(a)(b)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	755,000		828,612
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	290,000		308,487
T-Mobile USA Inc., Senior Notes	6.125%	1/15/22	250,000		255,312
T-Mobile USA Inc., Senior Notes	6.731%	4/28/22	210,000		219,713
Total Wireless Telecommunication Services					13,171,806
Total Telecommunication Services					56,859,987
Utilities — 5.8%
Electric Utilities — 2.0%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	1,180,000		1,298,000	(b)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	380,000		408,500	(a)
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	370,000		368,150	(a)
DPL Inc., Senior Notes	7.250%	10/15/21	470,000		481,750

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

November 30, 2013

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
FirstEnergy Corp., Notes	7.375%	11/15/31	1,800,000	$1,908,763
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	440,831	454,056	(b)
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	1,550,000	1,596,500	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	370,000	408,850	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	831,632	952,219	(b)(i)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	300,000	280,659	(a)
Total Electric Utilities				8,157,447
Gas Utilities — 0.2%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	320,000	293,600	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	200,000	176,000	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	480,000	495,600	(a)
Total Gas Utilities				965,200
Independent Power Producers & Energy Traders — 3.5%
AES Gener SA, Notes	5.250%	8/15/21	450,000	458,157	(a)(b)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	640,000	659,200
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	144,000	158,400	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	2,567,000	2,823,700	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	750,000	812,940	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	430,000	500,950	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	2,270,000	2,338,100	(a)(b)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,540,000	1,643,950
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	940,000	1,034,000	(a)(b)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	900,000	931,500	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,320,000	2,447,600	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	113,605	124,397
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	282,545	315,568
Total Independent Power Producers & Energy Traders				14,248,462
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	410,000	477,650	(a)
Total Utilities				23,848,759
Total Corporate Bonds & Notes (Cost — $410,201,234)				434,473,773
Asset-Backed Securities — 0.4%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125	1	(a)(d)(i)
Greenpoint Manufactured Housing, 1999-2 A2	2.941%	3/18/29	425,000	370,872	(g)
Greenpoint Manufactured Housing, 1999-3 2A2	3.566%	6/19/29	200,000	170,106	(g)

See Notes to Financial Statements.

20	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — continued
Greenpoint Manufactured Housing, 1999-4 A2	3.672%	2/20/30	200,000		$169,434	(g)
Greenpoint Manufactured Housing, 2001-2 IA2	3.685%	2/20/32	350,000		318,823	(g)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.674%	3/13/32	475,000		425,058	(g)
SAIL Net Interest Margin Notes, 2003-6A A	7.000%	7/27/33	14,101		0	(a)(d)(i)(j)
SAIL Net Interest Margin Notes, 2003-7A A	7.000%	7/27/33	42,974		0	(a)(d)(i)(j)
Total Asset-Backed Securities (Cost — $1,571,659)					1,454,294
Convertible Bonds & Notes — 0.1%
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost — $382,081)	7.000%	1/31/20	2,546,000	MXN	274,556	(a)
Senior Loans — 1.4%
Consumer Discretionary — 0.6%
Hotels, Restaurants & Leisure — 0.5%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	710,000		722,425	(k)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,208,333		1,335,208	(k)
Total Hotels, Restaurants & Leisure					2,057,633
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	340,000		330,615	(k)
Total Consumer Discretionary					2,388,248
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	310,000		308,450	(k)
Energy — 0.1%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	70,000		69,781	(k)
Oil, Gas & Consumable Fuels — 0.1%
Rice Energy LLC, Second Lien Term Loan	8.500%	10/25/18	189,050		193,776	(k)
Total Energy					263,557
Health Care — 0.1%
Health Care Providers & Services — 0.1%
Physiotherapy Associates Holdings Inc., Exit Term Loan	—	10/10/16	610,000		600,850	(e)(l)
Industrials — 0.3%
Machinery — 0.3%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	1,190,000		1,225,700	(k)
Materials — 0.2%
Chemicals — 0.2%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	400,000	EUR	569,338	(k)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

November 30, 2013

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Chemicals — continued
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	540,000		$558,900	(k)
Total Materials					1,128,238
Total Senior Loans (Cost — $5,618,712)					5,915,043
Sovereign Bonds — 20.6%
Argentina — 0.1%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	470,000		459,877
Brazil — 1.7%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	5.750%	9/26/23	410,000		411,025	(a)
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,164,000	BRL	498,931
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	13,828,000	BRL	5,605,012
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	1,220,000	BRL	460,785
Total Brazil					6,975,753
Chile — 0.3%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	360,000		361,990	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,000,000		991,832	(a)(b)
Total Chile					1,353,822
Colombia — 1.3%
Republic of Colombia, Senior Bonds	11.750%	2/25/20	544,000		790,160
Republic of Colombia, Senior Bonds	4.000%	2/26/24	540,000		522,450
Republic of Colombia, Senior Bonds	7.375%	9/18/37	2,392,000		2,930,200	(f)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	330,000		351,450
Republic of Colombia, Senior Notes	7.375%	3/18/19	498,000		603,825
Total Colombia					5,198,085
Croatia — 0.4%
Republic of Croatia, Notes	5.500%	4/4/23	850,000		818,337	(a)
Republic of Croatia, Senior Notes	6.625%	7/14/20	370,000		393,680	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	450,000		433,238	(a)
Total Croatia					1,645,255
Hungary — 0.3%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	1,414,000		1,401,769
Indonesia — 1.2%
Republic of Indonesia, Notes	3.750%	4/25/22	1,590,000		1,448,887	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	3,590,000		3,033,550	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	165,000		186,038	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	170,000		172,975	(a)
Total Indonesia					4,841,450

See Notes to Financial Statements.

22	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Lithuania — 0.5%
Republic of Lithuania, Senior Notes	7.375%	2/11/20	350,000		$425,250	(a)
Republic of Lithuania, Senior Notes	6.125%	3/9/21	1,300,000		1,486,225	(a)
Total Lithuania					1,911,475
Mexico — 2.1%
Mexican Bonos, Bonds	8.000%	6/11/20	45,152,800	MXN	3,916,079
Mexican Bonos, Bonds	6.500%	6/9/22	8,317,900	MXN	653,828
Mexican Bonos, Bonds	10.000%	12/5/24	8,750,000	MXN	869,051
Mexican Bonos, Bonds	8.500%	11/18/38	11,620,000	MXN	978,522
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		132,990	(b)
United Mexican States, Senior Notes	5.125%	1/15/20	360,000		401,400	(b)
United Mexican States, Senior Notes	3.625%	3/15/22	1,840,000		1,828,040	(f)
United Mexican States, Senior Notes	4.000%	10/2/23	4,000		3,969
Total Mexico					8,783,879
Panama — 0.2%
Republic of Panama, Senior Bonds	9.375%	4/1/29	475,000		662,625
Republic of Panama, Senior Bonds	6.700%	1/26/36	1,000		1,115
Republic of Panama, Senior Bonds	4.300%	4/29/53	290,000		219,675
Total Panama					883,415
Peru — 1.2%
Republic of Peru, Bonds	6.550%	3/14/37	1,083,000		1,229,205
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	50,000		63,375
Republic of Peru, Senior Bonds	8.750%	11/21/33	2,314,000		3,239,600	(f)
Republic of Peru, Senior Bonds	5.625%	11/18/50	259,000		257,057
Total Peru					4,789,237
Philippines — 0.2%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	740,000		825,840	(b)
Poland — 1.3%
Republic of Poland, Senior Notes	6.375%	7/15/19	1,660,000		1,950,500	(b)
Republic of Poland, Senior Notes	5.125%	4/21/21	890,000		972,325	(b)
Republic of Poland, Senior Notes	5.000%	3/23/22	2,082,000		2,239,191	(b)
Total Poland					5,162,016
Russia — 3.9%
RSHB Capital, Loan Participation Notes, Senior Notes	9.000%	6/11/14	340,000		353,175	(a)
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	879,000		941,629	(a)
Russian Federal Bond, Bonds	7.400%	6/14/17	104,942,000	RUB	3,229,326
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	1,000,000		1,025,000	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	5,887,667		6,900,346	(a)(f)
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	3,600,000		3,568,500	(a)(f)
Total Russia					16,017,976

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

November 30, 2013

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
South Africa — 0.1%
Republic of South Africa, Senior Notes	5.875%	9/16/25	480,000	$500,640
Turkey — 2.4%
Republic of Turkey, Notes	6.750%	5/30/40	602,000	621,565	(b)
Republic of Turkey, Notes	4.875%	4/16/43	7,500,000	6,063,750	(f)
Republic of Turkey, Senior Notes	7.500%	7/14/17	3,000,000	3,405,750	(b)
Total Turkey				10,091,065
Venezuela — 3.4%
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	365,000	354,050
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	13,261,000	11,072,935	(a)(b)(f)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	240,000	179,400
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,608,000	1,153,740	(b)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	1,700,000	1,266,500	(a)
Total Venezuela				14,026,625
Total Sovereign Bonds (Cost — $89,444,595)				84,868,179

			Shares
Common Stocks — 1.7%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.			46,209	92,418	*(d)(e)
Household Durables — 0.0%
William Lyon Homes, Class A Shares			1,804	39,237	*
Total Consumer Discretionary				131,655
Financials — 1.1%
Diversified Financial Services — 1.0%
Citigroup Inc.			75,394	3,989,851	(b)
Real Estate Management & Development — 0.1%
Realogy Holdings Corp.			6,391	302,869	*(d)(e)
Realogy Holdings Corp.			5,541	262,588	*
Total Real Estate Management & Development				565,457
Total Financials				4,555,308
Industrials — 0.5%
Building Products — 0.0%
Nortek Inc.			247	18,041	*
Marine — 0.5%
DeepOcean Group Holding AS			56,705	1,730,716	*(d)(e)
Horizon Lines Inc., Class A Shares			402,515	414,590	*
Total Marine				2,145,306
Total Industrials				2,163,347
Total Common Stocks (Cost — $6,297,059)				6,850,310

See Notes to Financial Statements.

24	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

Western Asset Global High Income Fund Inc.

	Rate		Shares	Value
Convertible Preferred Stocks — 0.0%
Materials — 0.0%
Metals & Mining — 0.0%
ArcelorMittal (Cost — $145,000)	6.000%		5,800	$146,450
Preferred Stocks — 0.6%
Financials — 0.6%
Consumer Finance — 0.6%
GMAC Capital Trust I	8.125%		90,029	2,416,378	(g)
Diversified Financial Services — 0.0%
Citigroup Capital XIII	7.875%		5,950	162,971	(g)
Total Preferred Stocks (Cost — $2,337,850)				2,579,349

		Expiration Date	Warrants
Warrants — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $82,925)		4/15/20	2,675	66,541
Total Investments — 130.4% (Cost — $516,081,115#)				536,628,495
Liabilities in Excess of Other Assets — (30.4)%				(124,984,937)
Total Net Assets — 100.0%				$411,643,558

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Illiquid security.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	The coupon payment on these securities is currently in default as of November 30, 2013.

(j)	Value is less than $1.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	All or a portion of this loan is unfunded as of November 30, 2013. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	25

Schedule of investments (unaudited) (cont’d)

November 30, 2013

Western Asset Global High Income Fund Inc.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble

Summary of Investments by Country (unaudited)**
United States	48.6%
United Kingdom	5.2
Mexico	5.1
Russia	4.7
Brazil	4.2
Luxembourg	3.7
Germany	2.7
Venezuela	2.6
Turkey	2.0
Colombia	1.9
Netherlands	1.7
Spain	1.5
Italy	1.5
Indonesia	1.4
South Africa	1.3
France	1.2
Peru	1.2
Australia	1.2
Poland	1.1
Chile	1.0
India	0.7
Canada	0.6
Malaysia	0.5
Norway	0.4
Ireland	0.4
Lithuania	0.4
Croatia	0.3
United Arab Emirates	0.3
Argentina	0.3
Belgium	0.3
Hungary	0.3
Qatar	0.2

See Notes to Financial Statements.

26	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Summary of Investments by Country (unaudited)** — continued
Trinidad and Tobago	0.2%
China	0.2
Panama	0.2
Switzerland	0.2
Philippines	0.2
Marshall Islands	0.1
Singapore	0.1
Sweden	0.1
Hong Kong	0.1
Czech Republic	0.1
Cayman Islands	0.0 †
100.0%

†	Represents less than 0.1%.

**	As a percentage of total investments. Please note that the Fund holdings are as of November 30, 2013 and are subject to change.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	27

Statement of assets and liabilities (unaudited)

November 30, 2013

Assets:
Investments, at value (Cost — $516,081,115)	$536,628,495
Foreign currency, at value (Cost — $576,640)	544,292
Interest receivable	10,008,839
Receivable for securities sold	2,133,794
Deposits with brokers for centrally cleared swap contracts	801,000
Unrealized appreciation on forward foreign currency contracts	306,563
Deposits with brokers for open futures contracts	260,003
Receivable from broker — variation margin on centrally cleared swaps	21,371
Receivable from broker — variation margin on open futures contracts	15,094
Prepaid expenses	17,353
Other receivables	84,116
Total Assets	550,820,920

Liabilities:
Loan payable (Note 5)	100,000,000
Payable for open reverse repurchase agreements	33,061,989
Due to custodian	3,583,843
Payable for securities purchased	1,297,719
Unrealized depreciation on forward foreign currency contracts	625,151
Investment management fee payable	359,298
Interest payable	140,577
Accrued expenses	108,785
Total Liabilities	139,177,362
Total Net Assets	$411,643,558

Net Assets:
Par value ($0.001 par value; 31,053,250 shares issued and outstanding; 100,000,000 shares authorized) (Note 7)	$31,053
Paid-in capital in excess of par value	441,388,200
Undistributed net investment income	10,671,332
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(60,546,484)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	20,099,457
Total Net Assets	$411,643,558

Shares Outstanding	31,053,250

Net Asset Value	$13.26

See Notes to Financial Statements.

28	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended November 30, 2013

Investment Income:
Interest	$19,293,282
Dividends	130,053
Total Investment Income	19,423,335

Expenses:
Investment management fee (Note 2)	2,288,690
Interest expense (Notes 3 and 5)	572,406
Audit and tax	37,119
Transfer agent fees	36,256
Legal fees	33,189
Directors’ fees	31,251
Shareholder reports	24,836
Custody fees	19,377
Stock exchange listing fees	12,678
Insurance	4,786
Miscellaneous expenses	5,803
Total Expenses	3,066,391
Less: Fee waivers and/or expense reimbursements (Note 2)	(134,629)
Net Expenses	2,931,762
Net Investment Income	16,491,573

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	519,553
Futures contracts	(172,994)
Written options	39,600
Swap contracts	(729,739)
Foreign currency transactions	(1,700,963)
Net Realized Loss	(2,044,543)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(10,889,006)
Futures contracts	14,364
Written options	35,351
Swap contracts	761,027
Foreign currencies	(581,892)
Change in Net Unrealized Appreciation (Depreciation)	(10,660,156)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(12,704,699)
Increase in Net Assets from Operations	$3,786,874

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	29

Statements of changes in net assets

For the Six Months Ended November 30, 2013 (unaudited) and the Year Ended May 31, 2013	November 30	May 31

Operations:
Net investment income	$16,491,573	$34,286,079
Net realized gain (loss)	(2,044,543)	2,742,644
Change in net unrealized appreciation (depreciation)	(10,660,156)	26,772,867
Increase in Net Assets From Operations	3,786,874	63,801,590

Distributions to Shareholders From (Note 1):
Net investment income	(17,933,252)	(35,747,410)
Decrease in Net Assets From Distributions to Shareholders	(17,933,252)	(35,747,410)

Fund Share Transactions:
Reinvestment of distributions (0 and 197,110 shares issued, respectively)	—	2,642,319
Increase in Net Assets From Fund Share Transactions	—	2,642,319
Increase (Decrease) in Net Assets	(14,146,378)	30,696,499

Net Assets:
Beginning of period	425,789,936	395,093,437
End of period*	$411,643,558	$425,789,936
* Includes undistributed net investment income of:	$10,671,332	$12,113,011

See Notes to Financial Statements.

30	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended November 30, 2013

Increase (Decrease) in Cash:
Cash Provided (used) by Operating Activities:
Net increase in net assets resulting from operations	$3,786,874
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(131,647,344)
Proceeds from sales of portfolio securities	119,318,691
Cash paid for purchased options	(105,300)
Net amortization of premium (accretion of discount)	375,655
Payment-in-kind	(458,582)
Increase in receivable for securities sold	(790,904)
Increase in interest receivable	(386,317)
Increase in receivable from broker — variation margin on open futures contracts	(15,094)
Increase in receivable from broker — variation margin on open centrally cleared swaps	(21,371)
Decrease in prepaid expenses	8,286
Increase in other receivables	(12,941)
Increase in deposits with brokers for open futures contracts	(260,003)
Decrease in deposits with brokers for OTC swap contracts	1,620,000
Increase in deposits with brokers for centrally cleared swap contracts	(801,000)
Upfront premiums received for OTC swap contracts	(35,133)
Decrease in payable for open OTC swap contracts	(96,194)
Decrease in payable for securities purchased	(5,969,998)
Decrease in investment management fee payable	(14,376)
Increase in interest payable	50,104
Decrease in accrued expenses	(47,883)
Decrease in premiums received from written options	(74,700)
Net realized gain on investments	(519,553)
Change in unrealized depreciation of investments, written options, OTC swap contracts and forward foreign currency transactions	10,573,788
Net Cash Used in Operating Activities*	(5,523,295)

Cash Flows From Financing Activities:
Distributions paid on common stock	$(17,933,252)
Due to custodian	3,221,909
Increase in payable for reverse repurchase agreements	20,618,511
Net Cash Provided by Financing Activities	5,907,168
Net Increase in Cash	383,873
Cash at Beginning of period	160,419
Cash at End of period	$544,292

*	Included in operating expenses is cash of $522,302 paid for interest on borrowings.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	31

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
	2013[1,2]	2013[2]	2012	2011	2010	2009

Net asset value, beginning of period	$13.71	$12.80	$13.62	$12.08	$10.23	$13.36

Income (loss) from operations:
Net investment income	0.53	1.11	1.19	1.19	1.06	0.87
Net realized and unrealized gain (loss)	(0.40)	0.96	(0.85)	1.47	1.83	(2.98)
Total income (loss) from operations	0.13	2.07	0.34	2.66	2.89	(2.11)

Less distributions from:
Net investment income	(0.58) †	(1.16)	(1.16)	(1.12)	(1.04)	(1.02)
Total distributions	(0.58)	(1.16)	(1.16)	(1.12)	(1.04)	(1.02)

Net asset value, end of period	$13.26	$13.71	$12.80	$13.62	$12.08	$10.23

Market price, end of period	$12.44	$13.30	$12.85	$13.38	$10.73	$8.83
Total return, based on NAV[3,4]	1.04%	16.51%	2.81%	22.75%	28.83%	(15.05)%
Total return, based on Market Price[5]	(1.92)%	12.77%	5.32%	36.14%	33.89%	(17.37)%

Net assets, end of period (000s)	$411,644	$425,790	$395,093	$417,573	$369,751	$313,209

Ratios to average net assets:
Gross expenses	1.49%[6]	1.53%	1.56%	1.59%	1.74%	3.14%
Net expenses[7,8]	1.43 [6,9]	1.47 [9]	1.50 [9]	1.53 [9]	1.72 [9]	3.14
Net investment income	8.02 [6]	8.08	9.26	9.03	8.96	8.56

Portfolio turnover rate	22%	40%	33%	75%	85%[10]	35%[10]

Supplemental data:
Loans outstanding, end of period (000s)	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000
Asset coverage (000s)	$511,644	$525,790	$495,093	$517,572	$469,751	$413,209
Asset coverage for loan outstanding	512%	526%	495%	518%	470%	413%
Weighted average loan (000s)	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000
Weighted average interest rate on loans	0.97%	1.08%	1.10%	1.36%	1.36%	2.85%

[1]	For the six months ended November 30, 2013 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Ratio includes commitment fees incurred on the line of credit, if any.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 172% and 341% for the years ended May 31, 2010 and 2009, respectively.

†	The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

See Notes to Financial Statements.

32	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

34	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$433,198,250	$1,275,523	$434,473,773
Asset-backed securities	—	1,454,294	—	1,454,294
Convertible bonds & notes	—	274,556	—	274,556
Senior loans	—	5,314,193	600,850	5,915,043
Sovereign bonds	—	84,868,179	—	84,868,179
Common stocks:
Consumer discretionary	$39,237	—	92,418	131,655
Financials	4,555,308	—	—	4,555,308
Industrials	432,631	—	1,730,716	2,163,347
Convertible preferred stocks	146,450	—	—	146,450
Preferred stocks	2,579,349	—	—	2,579,349
Warrants	—	66,541	—	66,541
Total investments	$7,752,975	$525,176,013	$3,699,507	$536,628,495
Other financial instruments:
Futures contracts	$17,422	—	—	$17,422
Forward foreign currency contracts	—	$306,563	—	306,563
Total other financial instruments	$17,422	$306,563	—	$323,985
Total	$7,770,397	$525,482,576	$3,699,507	$536,952,480

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$3,058	—	—	$3,058
Forward foreign currency contracts	—	$625,151	—	625,151
Centrally cleared credit default swaps on credit indices — buy protection	—	112,342	—	112,342
Total	$3,058	$737,493	—	$740,551

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

36	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”).

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended November 30, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the

38	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

40	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

(k) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At November 30, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while

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Notes to financial statements (unaudited) (cont’d)

collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of November 30, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $625,151. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable

42	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $380,113 of Federal excise taxes attributable to calendar year 2012 in March 2013.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings. LMPFA implemented a voluntary investment management fee waiver of 0.05% beginning on March 1, 2010 and then continuing through December 31, 2014, which reduced the annual rate of that fee to 0.80%.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

During the periods in which the Fund is utilizing borrowings, the fee which is payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize borrowings because the fee is calculated as a percentage of the Fund’s net assets, including those investments purchased with borrowings. Borrowings for the purpose of the calculation of the management fee include loans from certain financial institutions, the use of mortgage dollar roll transactions and reverse repurchase agreements, if any.

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

During the six months ended November 30, 2013, fees waived and/or expenses reimbursed amounted to $134,629.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended November 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$131,647,344
Sales	119,318,691

At November 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$36,409,325
Gross unrealized depreciation	(15,861,945)
Net unrealized appreciation	$20,54 7,380

Transactions in reverse repurchase agreements for the Fund during the six months ended November 30, 2013 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$27,336,753	0.59%	$36,621,243

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.30% to 0.90% during the six months ended November 30, 2013. Interest expense incurred on reverse repurchase agreements totaled $81,299.

At November 30, 2013, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
Deutsche Bank Securities Inc.	0.60%	7/18/2012	TBD	*	$5,451,829
Deutsche Bank Securities Inc.	0.90%	6/27/2013	TBD	*	5,836,554
Deutsche Bank Securities Inc.	0.40%	6/27/2013	TBD	*	2,982,904
Deutsche Bank Securities Inc.	0.55%	9/6/2013	TBD	*	2,828,406
Deutsche Bank Securities Inc.	0.50%	9/6/2013	TBD	*	4,814,299
Deutsche Bank Securities Inc.	0.50%	9/13/2013	TBD	*	2,201,979
Deutsche Bank Securities Inc.	0.40%	9/13/2013	TBD	*	2,525,673
Deutsche Bank Securities Inc.	0.30%	9/13/2013	TBD	*	1,692,306
Deutsche Bank Securities Inc.	0.35%	9/13/2013	TBD	*	1,611,914
Deutsche Bank Securities Inc.	0.55%	11/14/2013	TBD	*	3,116,125
					$33,061,989

*	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

44	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

On November 30, 2013, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $38,553,661.

During the six months ended November 30, 2013, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of May 31, 2013	$9,000,000	$74,700
Options written	9,000,000	39,600
Options closed	—	—
Options exercised	(9,000,000)	(74,700)
Options expired	(9,000,000)	(39,600)
Written options, outstanding as of November 30, 2013	—	—

At November 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
U.S. Treasury 5-Year Notes	120	3/14	$14,528,047	$14,510,625	$17,422
U.S. Treasury 10-Year Notes	78	3/14	9,776,192	9,779,250	(3,058)
Net unrealized gain on open futures contracts					$14,364

At November 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	Citibank N.A.	1,429,592	$606,176	1/15/14	$288
British Pound	Credit Suisse	75,000	122,652	2/18/14	2,795
Euro	Barclays Bank PLC	2,400,000	3,261,356	2/18/14	18,951
Mexican Peso	Morgan Stanley & Co.	52,397,085	3,970,251	2/18/14	10,435
					32,469
Contracts to Sell:
Brazilian Real	Citibank N.A.	15,008,900	6,364,075	1/15/14	274,094
British Pound	Credit Suisse	1,583,000	2,588,769	2/18/14	(51,774)
British Pound	UBS AG	2,413,971	3,947,703	2/18/14	(77,140)
Euro	Citibank N.A.	8,112,907	11,024,616	2/18/14	(177,943)
Euro	Credit Suisse	85,000	115,506	2/18/14	(1,627)
Euro	Credit Suisse	3,915,753	5,321,111	2/18/14	(45,773)
Euro	UBS AG	23,777,855	32,311,689	2/18/14	(266,987)
Polish Zloty	Citibank N.A.	1,742,895	560,793	2/18/14	(3,907)
					(351,057)
Net unrealized loss on open forward foreign currency contracts					$(318,588)

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

At November 30, 2013, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc. (Markit CDX.NA.HY.21 Index)	5,510,000	12/20/18	5.000% quarterly	$(391,070)	$(350,400)	$(40,670)
BNP Paribas (Markit CDX.NA.HY.21 Index)	9,710,000	12/20/18	5.000% quarterly	(689,165)	(617,493)	(71,672)
Total	15,220,000			$(1,080,235)	$(967,893)	$(112,342)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$17,422	—	$17,422
Forward foreign currency contracts	—	$306,563	306,563
Total	$17,422	$306,563	$323,985
LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$3,058	—	—	$3,058
Forward foreign currency contracts	—	$625,151	—	625,151
Centrally cleared swap contracts[3]	—	—	$112,342	112,342
Total	$3,058	$625,151	$112,342	$740,551

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

46	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(105,300)	$(105,300)
Written options	—	—	39,600	39,600
Futures contracts	$(172,994)	—	—	(172,994)
Swap contracts	—	—	(729,739)	(729,739)
Forward foreign currency contracts	—	$(1,732,499)	—	(1,732,499)
Total	$(172,994)	$(1,732,499)	$(795,439)	$(2,700,932)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	—	—	$35,351	$35,351
Futures contracts	$14,364	—	—	14,364
Swap contracts	—	—	761,027	761,027
Forward foreign currency contracts	—	$(593,502)	—	(593,502)
Total	$14,364	$(593,502)	$796,378	$217,240

During the six months ended November 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$14,377
Written options†	19,572
Futures contracts (to buy)†	1,616,920
Futures contracts (to sell)	3,469,982
Forward foreign currency contracts (to buy)	7,745,212
Forward foreign currency contracts (to sell)	60,185,389

Average Notional Balance
Credit default swap contracts (to buy protection)	$4,839,386

†	At November 30, 2013, there were no open positions held in this derivative.

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at November 30, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Futures contracts[4]	$15,094	$(15,094)	—
Centrally cleared swap contracts[4]	21,371	(21,371)	—
Forward foreign currency contracts	306,563	—	$306,563
Total	$343,028	$(36,465)	$306,563

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at November 30, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$625,151	—	$625,151

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Loan

The Fund has a revolving credit agreement with financial institution that allows the Fund to borrow up to an aggregate amount of $100,000,000 and renews daily for a 270-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee at an annual rate of 0.10%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the six months ended November 30, 2013 was $491,107. For the six months ended November 30, 2013, the Fund did not incur a commitment fee. At November 30, 2013, the Fund had $100,000,000 of borrowings outstanding per this credit agreement. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended November 30, 2013, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $100,000,000 and the weighted average interest rate was 0.97%.

6. Distributions subsequent to November 30, 2013

On November 14, 2013, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.09625 per share, payable on December 27, 2013, January 31, 2014 and February 28, 2014 to shareholders of record on December 20, 2013, January 24, 2014 and February 21, 2014, respectively.

48	Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report

7. Capital shares

On October 22, 2003, the Fund‘s Board authorized the Fund to repurchase from time to time in the open market up to 3,000,000 shares of the Fund’s common stock. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board. Since the inception of the repurchase plan, the Fund has not repurchased any shares.

8. Capital loss carryforward

As of May 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
5/31/2018	$(56,075,737)

This amount will be available to offset any future taxable capital gains.

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Western Asset Global High Income Fund Inc. 2013 Semi-Annual Report	49

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Global High Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2013, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

50	Western Asset Global High Income Fund Inc.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon

Western Asset Global High Income Fund Inc.	51

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged high yield closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked in the fifth quintile among the funds in the Performance Universe for each of the 1- and 3-year periods ended June 30, 2013 and was worse than the Performance Universe median. The Lipper Performance Information further showed that the Fund’s performance was ranked in the third quintile among funds in the Performance Universe for the 5-year period ended June 30, 2013 and was slightly better than the Performance Universe median for that period. In these rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with poorest performance among funds in the Performance Universe. The Board considered the Manager’s explanation for the Fund’s underperformance relative to the Performance Universe for the 1- and 3-year periods, including a larger allocation to emerging market debt in those periods relative to other Performance Universe funds in the 1-year period and a lower portfolio credit quality bias. The Manager regarded the Fund’s performance as “solid” notwithstanding the Fund’s underperformance relative to the Performance Universe for the 1- and 3-year periods. The Manager noted, and the Board also considered, the Fund’s performance in absolute terms and relative to its benchmark. On a net asset value basis, the Fund significantly outperformed its benchmark for both the 1- and 3-year periods ended June 30, 2013.

Based on its review of the Fund’s performance, including its strong performance relative to its benchmark, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be in the interests of the Fund and its shareholders.

52	Western Asset Global High Income Fund Inc.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. At the Contract Renewal Meeting, the Manager, at the request of the Board, agreed to extend a voluntary Management Fee waiver initially implemented in 2010 through December 31, 2013. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and eight other leveraged high yield closed-end funds, as classified by Lipper. The nine funds in the Expense Group had net common share assets ranging from $240.1 million to $1.30 billion. Four of the Expense Group funds were larger than the Fund and four were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Fund’s contractual Management Fee and actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds), compared both on the basis of common share assets only and on the basis of both common share and leveraged assets, ranked no lower than fifth among the funds in the Expense Group and, in each case, were at or better than the Expense Group median for that expense component. The Fund’s actual total expenses ranked fourth among the funds in the Expense Group, whether compared on the basis of common share assets or on the basis of both common share and leveraged assets, but were better than the Expense Group median. The Board considered that the small size of the Expense Group made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients

Western Asset Global High Income Fund Inc.	53

Board approval of management and subadvisory agreements (unaudited) (cont’d)

(collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above, including the changes in the Fund’s portfolio management team, into consideration and subject to concerns discussed below regarding the profitability to the Manager in providing services to the Fund, the Board determined that, under the Fund’s circumstances, the Management Fee and the Sub-Advisory Fees reflected the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2013 and March 31, 2012. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 4% during the period covered by the analysis but remained at a level which the Board believed to be reasonable in light of the nature, extent and overall quality of the investment advisory and

54	Western Asset Global High Income Fund Inc.

other services provided to the Fund. However, the Board noted, among other things, that the voluntary Management Fee waiver initially implemented during 2010 would remain in effect only until December 31, 2014.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Sub-Advisers were present.

Western Asset Global High Income Fund Inc.	55

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of the Fund was held on September 27, 2013, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Voted For	Votes Withheld
Kenneth D. Fuller	27,132,934	876,578
Eileen A. Kamerick	27,300,046	709,466
Riordan Roett	27,279,971	729,541
Jeswald W. Salacuse	27,205,959	803,553

At November 30, 2013, in addition to Kenneth D. Fuller, Eileen A. Kamerick, Riordan Roett and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

56	Western Asset Global High Income Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as distribution paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151. Such

Western Asset Global High Income Fund Inc.	57

Dividend reinvestment plan (unaudited) (cont’d)

withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

58	Western Asset Global High Income Fund Inc.

Western Asset

Global High Income Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller*

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse

Officers

Kenneth D. Fuller*

President and

Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention

Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Global High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

EHI

*	Effective June 1, 2013, Mr. Fuller became Chairman, President and Chief Executive Officer.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Global High Income Fund Inc.

Western Asset Global High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX010654 1/14 SR13-2111

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTNG POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.
Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Global High Income Fund Inc.

Date:	January 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Global High Income Fund Inc.

Date:	January 24, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Global High Income Fund Inc.

Date:	January 24, 2014